                                EXHIBIT 23.02

                       CONSENT OF PRICE WATERHOUSE LLP

                                                                   EXHIBIT 23.02



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-27294) of Kellogg Company of our report dated March 3, 1995 which appears on page 1 of Exhibit 99.01 of this Form 10-K and to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-27293) of Kellogg Company of our report dated March 3, 1995 which appears on page 1 of Exhibit 99.02 of this Form 10-K.


PRICE WATERHOUSE LLP

Battle Creek, Michigan
March 22, 1995